INVESTOR PRESENTATION

November 2021

INSPIRED

ESSENTIAL ENTERTAINMENT

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "will", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; government regulation of our industries; income trends with respect to B2/B3 gaming machines in the United Kingdom ("UK") following a substantial reduction of maximum permitted bets, which came into effect on April 1, 2019; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations; the potential effect of the Coronavirus pandemic, and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2020, our Quarterly Report on Form 10-Q for the period ended June 30, 2021, our Quarterly Report on Form 10-Q for the period ended September 30, 2021 and our other filings with the SEC. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. All information presented for quarterly periods is unaudited. We were formed in Delaware on May 30, 2014 under the name Hydra Industries Acquisition Corp. as a "blank check company" for the purpose of acquiring one or more operating businesses or assets. On December 23, 2016, we consummated our initial business combination by acquiring the Inspired Gaming Group. Such acquisition and related transactions are referred to collectively as the "Business Combination". We changed our name from Hydra Industries Acquisition Corp. to Inspired Entertainment, Inc. upon consummation of the Business Combination.

This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as revenue excluding for hardware sales that are sold at nil margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as Constant Currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for Constant Currency movement. Certain of the trademarks used herein are trademarks of third parties.

Inspired is a leading B2B provider of gaming content, systems and solutions across online/mobile and retail channels around the world which predominantly generate ***recurring revenues pursuant to long-term contracts.***

CONTENT-DRIVEN GAME DEVELOPER

Experienced developer of differentiated and entertaining iGaming content and the preeminent provider of online and retail Virtual Sports content.



WIDE AREA GAMING PROVIDER

Leading provider of networked gaming equipment, content and services to regional Gaming and Leisure Operators in Europe and North America


PARTY TIME
PAC-MAN

Proven and Experienced Management Team







Name	Lorne Weil	Brooks Pierce	Daniel Silvers	Stewart Baker	Carys Damon
Position	Executive Chairman	President and Chief Operating Officer	Executive Vice President and Chief Strategy Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and General Counsel
Prior Experience	Chairman of the Board & CEO of Scientific Games	Aristocrat, Scientific Games, Sportech	IGT, bwin.party, Fortress Investment Group	Experian, Deloitte	Marriot Harrison LLP

Investment Highlights

- A leading omni-channel B2B gaming provider with recurring revenue through long-term contracts
- Growth potential in content-driven Interactive & Virtual Sports segments
- Strong resurgence of retail channels following COVID-19 closures
- Margin expansion and declining capital intensity potential through increasing online/mobile presence

INSPIRED

INSPIRED

VIRTUAL SPORTS

INTERACTIVE

GAMING

LEISURE

Content Driven.
High-growth, capital efficient





VIRTUAL SPORTS

INTERACTIVE

Rapid Expansion of Legalized Sports Betting and Lottery

Leverage Top-Performing Content in Rapidly Growing Online Gaming

Gaming Equipment.
Strong recovery following COVID-19 retail reopening





GAMING

LEISURE

Regulated Gaming Globally Shifting Share from Fewer Casinos to Many "Distributed" Venues

Cross-Selling Opportunities and Improved Economics from Digital Pub Conversion

SIGNIFICANT MOMENTUM IN NORTH AMERICA

Long-Term Growth Drivers



LOTO QUÉBEC
WESTERN CANADA LOTTERY CORPORATION
MGCB
DGE
ILLINOIS
WEST VIRGINIA
PENNSYLVANIA LOTTERY
Benefits Older Pennsylvanians. Every Day.
DCLOTTERY
INSPIRED

- Continue to grow capital efficient Interactive and Virtual Sports businesses
- Expand North American VLT distribution
- Deploy existing content into underpenetrated channels
  - Announced Loto-Quebec as first iLottery customer
  - Growth opportunities with U.S. and Canadian lotteries

Content Creation is Core Competency

Proven track record for creating feature-rich games that deliver exciting experiences for land-based gaming operators, leisure operations, betting operators, lottery providers and online casino operators around the globe



LEISURE PARKS
PUBS
ROUTE OPERATIONS
ONLINE/ MOBILE
BETTING SHOPS
GAMING
LEISURE
CONTENT-LED APPROACH
INTERACTIVE
VIRTUAL SPORTS

- Cross-channel approach
- Highly synergistic between land-based and online/mobile operations and deep customer relationships
- Tremendous customer base of land-based gaming operators, leisure operators, betting operators, lottery providers and online casino operators around the globe

INSPIRED
ESSENTIAL ENTERTAINMENT

Significant Momentum in Online Channels

Our content-driven Interactive and Virtual Sports businesses continue to grow their customer base in new, emerging and core markets


iGAMING and iLOTTERY
VIRTUAL SPORTS
2019
2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021


CLEVELAND
22

VIRTUAL SPORTS

- A pioneer and leader in Ultra-HD games that create an always-on sports wagering experience
  - Largest portfolio with basketball, NFLA football, MLBPAA baseball, as well as men's and women's soccer
  - Continual stream of fast-paced action, ultra-realistic player simulations and a tremendous breadth of bet types
  - Cross-over product between sports betting and casino gaming
- High margin with revenue primarily generated through revenue share contracts
- Popular in betting shops in the UK, Italy and Greece and online
- Expanding portfolio of North American customers, including Pennsylvania Lottery, Washington DC Lottery and New Jersey online casino operators

MAJOR LEAGUE BASEBALL ® PLAYERS ALUMNI ®

NFL ALUMNI



INSPIRED
ESSENTIAL ENTERTAINMENT


CENTURION
MAXIMUS WINNUS
MEGAWAYS™

INTERACTIVE

- Online gaming operators use our top-performing game titles online and on mobile devices worldwide
- High-growth, high-margin recurring revenue business
- Gaining share from the launch of new content across the estate, growth in the customer base in new, emerging and core markets and increased promotional activity through exclusive deals with tier-one customers
  - — Granted provisional supplier license for iGaming in Michigan
  - — Announced Loto-Quebec as first iLottery customer


REEL SPOOKY KING
MEGAWAYS™


BIG PIGGY BONUS


SANTA STACKED
Free Spins
INSPIRED


BIG SPIN BONUS
110 MILLION
plays within the first
2 months of being live!
PLAY NOW
INSPIRED

INSPIRED
ESSENTIAL ENTERTAINMENT


CENTURION
CENTURION

GAMING

- Gaming growth shifting from large casinos to many distributed venues
- Inspired is a leader in server based gaming and provides content on a distributed basis, allowing access to a wide footprint through internet and proprietary networks
- ~32,000 machines live with top games in key jurisdictions, including UK, Greece and Italy with revenue primarily generated through long-dated revenue share contracts (vs. product sales)
- Established North American presence with 600 VLTs sold to date

William HILL
Flutter
SNAI
BETFRED
opap
Sisal
LOTTOMATICA
INSPIRED
ESSENTIAL ENTERTAINMENT


REEL KING
COPS n ROBBERS

LEISURE

- A leading supplier of gaming terminals to pubs, arcades, service areas and holiday resorts in the UK
- Ability to leverage top performing content across platforms
- Potential for digital transition to drive improved economics
  - Analog machines need to be physically removed to change the content, leading to high logistics costs.
  - Digital machines are connected to the server with multiple games


ANALOG MACHINES
Manual updates
1 game per machine
Lower daily cash box
Manual cash box collection
STREETS AHEAD
DIGITAL MACHINES
Multiple games per machine
Download games remotely
Refresh content frequently
Higher daily cash box
Ability to go cashless in future

INSPIRED
ESSENTIAL ENTERTAINMENT

Market Capitalization

Capitalization Table	
(unaudited) *(US$ in millions, except per share data)*	**Actual 9/30/21**
Cash	$37.1
Senior Secured Notes[1]	316.9
Accrued Interest, Finance Lease Liabilities and Pension Liability[2]	13.0
Total Debt	$329.9
Net Debt	**$292.8**
Diluted Shares Outstanding[3] (in millions)	24.393
Share Price (As of market close November 11, 2021)	$15.62
Equity Market Capitalization	**$381.0**
Implied Enterprise Value[4]	**$673.8**

Note: Balance sheet figures are as of September 30, 2021. Equity market capitalization as of market close on November 11, 2021.
(1) Principal balance.
(2) Includes accrued interest of $9.1 million and pension liability of $2.1 million.
(3) As of November 11, 2021. Excludes 0.624 million shares of unvested restricted stock and includes 1.584 million shares subject to vested RSUs. Excludes any impact from potential future warrant exercises.
(4) Equals Net Debt plus Equity Market Capitalization

INSPIRED ESSENTIAL ENTERTAINMENT

Investment Highlights

A LEADING OMNI-CHANNEL B2B GAMING PROVIDER WITH RECURRING REVENUE THROUGH LONG-TERM CONTRACTS

- A leading presence in the UK, Greece and Italy with significant momentum in North America
- Combination of strong technology and top-performing content drive over 80% recurring revenue business[1] through long-term B2B contracts

GROWTH POTENTIAL IN CONTENT-DRIVEN INTERACTIVE & VIRTUAL SPORTS SEGMENTS

- Inspired's Interactive and Virtual Sports combined Adjusted EBITDA increased 34.2% year-over-year to $12.0 million in Q3 2021 from $9.0 million in Q3 2020, notwithstanding retail businesses reopening
- Gaining share from the launch of new content across the estate, growth in the customer base in new, emerging and core markets and increased promotional activity through exclusive deals with tier-one customers

STRONG RESURGENCE OF RETAIL BUSINESSES FOLLOWING COVID-19 CLOSURES

- Retail venues in general largely returned to pre-COVID levels in customers' reopened retail venues in Q3 2021
- Q3 2021 Adjusted EBITDA of $30.1 million, nearly double Q3 2020 Adjusted EBITDA of $15.9 million excluding VAT-related income [2]

MARGIN EXPANSION AND DECLINING CAPITAL INTENSITY POTENTIAL THROUGH INCREASING MOBILE PRESENCE

- High-growth, capital efficient Interactive and Virtual Sports segments are becoming a larger contributor to total Adjusted EBITDA
- Q3 2021 Adjusted EBITDA margin of 38.9%, a significant improvement over 26.7% in Q4 2019, the last quarter pre-COVID-19 lockdowns

Note: All figures converted to USD based on exchange rate of 1.38 GBP/USD unless otherwise noted below.
(1) Recurring revenue includes revenue generated from participation-based contracts and licensing arrangements which are amortized over a multi-year period. 2020 Recurring revenue excludes VAT-related revenue. (2) Based on reported Adjusted EBITDA with exchange rate of 1.28 GBP/USD in 3Q 2020 and excluding $9.1 million of VAT-related income.

INSPIRED




Spirit of the
SAMURAI


CENTURION

Appendix


GODDESS OF THE AMAZON

Segment Performance 3Q 2021

Three Months Ended September 30, 2021						
Unaudited, ($ in millions)	**Gaming**	**Virtual Sports**	**Interactive**	**Leisure**	**Corporate**	**Total**
Revenue:						
Service	$ 19.7	$ 10.5	$ 6.1	$ 32.4	$ —	$ 68.7
Product	7.9	—	—	1.0	—	8.9
Total revenue	27.6	10.5	6.1	33.4	—	77.6
Cost of sales, excluding depreciation and amortization:						
Cost of service	(4.1)	(0.5)	(1.0)	(8.2)	—	(13.8)
Cost of product	(4.2)	—	—	(0.5)	—	(4.7)
Selling, general and administrative expenses	(8.4)	(1.4)	(1.7)	(11.7)	(6.0)	(29.2)
Stock-based compensation expense	(0.5)	(0.3)	(0.2)	(0.1)	(2.7)	(3.8)
Acquisition and integration related transaction expenses	—	—	—	—	—	—
Depreciation and amortization	(5.3)	(1.0)	(0.9)	(3.9)	(0.4)	(11.2)
Net operating income (loss)	5.1	5.7	2.3	9.0	(9.1)	14.9
Adjusted EBITDA[(1)]	$ 10.9	$ 8.6	$ 3.4	$ 13.0	$ (5.8)	$ 30.1

INSPIRED ESSENTIAL ENTERTAINMENT

(1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

Segment Performance LTM Q3 2021

Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
	Twelve Months Ended September 30, 2021					
Revenue:						
Service	$ 82.4	$ 33.7	$ 21.3	$ 50.8	$ —	$ 188.2
Product	22.7	—	—	2.7	—	25.4
Total revenue	105.1	33.7	21.3	53.5	—	213.6
Cost of sales, excluding depreciation and amortization:						
Cost of service	(13.0)	(2.0)	(3.5)	(13.7)	—	(32.2)
Cost of product	(13.5)	—	—	(1.6)	—	(15.1)
Selling, general and administrative expenses	(25.8)	(6.9)	(5.3)	(30.6)	(23.6)	(92.2)
Stock-based compensation expense	(1.3)	(0.6)	(0.5)	(0.4)	(7.4)	(10.3)
Acquisition and integration related transaction expenses	—	—	—	—	(2.9)	(2.9)
Depreciation and amortization	(24.3)	(3.7)	(3.1)	(15.9)	(1.7)	(48.6)
Net operating income (loss)	27.1	20.6	8.9	(8.7)	(35.6)	12.3
Adjusted EBITDA[(1)]	$ 52.7	$ 26.2	$ 12.5	$ 7.6	$ (22.1)	$ 77.0

Note: Gaming and Total Revenue include $36.2 million of VAT-related revenue.
(1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

INSPIRED
ESSENTIAL ENTERTAINMENT

Segment Performance FY2020

Audited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
	Twelve Months Ended December 31, 2020					
Revenue:						
Service	$ 92.2	$ 32.4	$ 13.3	$ 40.8	$ —	$ 178.7
Product	18.3	—	—	2.8	—	21.1
Total revenue	110.5	32.4	13.3	43.6	—	199.8
Cost of sales, excluding depreciation and amortization:						
Cost of service	(15.7)	(2.9)	(1.9)	(9.6)	—	(30.1)
Cost of product	(12.4)	—	—	(2.0)	—	(14.4)
Selling, general and administrative expenses	(24.5)	(4.4)	(3.9)	(30.8)	(21.2)	(84.8)
Stock-based compensation expense	(0.8)	(0.4)	(0.3)	(0.1)	(3.2)	(4.8)
Acquisition and integration related transaction expenses	—	—	—	—	(7.0)	(7.0)
Depreciation and amortization	(27.6)	(3.7)	(2.3)	(16.9)	(1.8)	(52.3)
Net operating income (loss)	29.5	21.0	4.9	(15.8)	(33.2)	6.4
Adjusted EBITDA[(1)]	$ 57.9	$ 25.1	$ 7.5	$ 1.3	$ (19.7)	$ 72.1

Note: Gaming and Total Revenue include $42.2 million of VAT-related revenue.

(1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

INSPIRED
ESSENTIAL ENTERTAINMENT

Segment Performance FY2019

Audited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
	Twelve Months Ended December 31, 2019					
Revenue:						
Service	$ 73.8	$ 33.4	$ 4.7	$ 22.6	$ —	$ 134.5
Product	17.7	—	—	1.2	—	18.9
Total revenue	91.5	33.4	4.7	23.8	—	153.4
Cost of sales, excluding depreciation and amortization:						
Cost of service	(18.1)	(2.6)	(0.7)	(4.0)	—	(25.4)
Cost of product	(12.0)	—	—	(0.9)	—	(12.9)
Selling, general and administrative expenses	(29.7)	(6.0)	(4.0)	(12.7)	(18.0)	(70.4)
Stock-based compensation expense	(1.0)	(0.6)	(0.2)	(0.1)	(7.1)	(9.0)
Acquisition and integration related transaction expenses	—	—	—	—	(6.7)	(6.7)
Depreciation and amortization	(30.4)	(2.6)	(2.9)	(3.8)	(2.3)	(42.0)
Net operating income (loss)	0.3	21.6	(3.1)	2.3	(34.1)	(13.0)
Adjusted EBITDA[(1)]	$ 32.8	$ 25.2	$ 0.1	$ 6.2	$ (15.3)	$ 49.0

Note: FY2019 results include acquisition of Novomatic assets from October 1, 2020.
(1) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

INSPIRED
ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: 3Q 2021 Adjusted EBITDA by Segment

Three Months Ended September 30, 2021

(In millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net income (loss)	$ 5.1	$ 7.6	$ 2.3	$ 9.0	$ 0.8	$ 24.9
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.2	0.2
Stock-based compensation expense	0.5	0.3	0.2	0.1	2.7	3.8
Depreciation and amortization	5.3	0.7	0.9	3.9	0.4	11.2
Interest Income	—	—	—	—	(0.1)	(0.1)
Interest Expense	—	—	—	—	7.4	7.4
Changes in fair value of warrant liability	—	—	—	—	(17.0)	(17.0)
Other finance expense/income	—	—	—	—	(0.3)	(0.3)
Income tax	—	—	—	—	—	—
Adjusted EBITDA	$ 10.9	$ 8.6	$ 3.4	$ 13.0	$ (5.8)	$ 30.1
Adjusted EBITDA	£ 7.9	£ 6.3	£ 2.5	£ 9.4	£ (4.2)	£ 21.8
Exchange rate - $ to £						*1.38*

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Non-GAAP Reconciliation: LTM 3Q 2021 Adjusted EBITDA by Segment

Twelve Months Ended September 30, 2021

Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 27.1	$ 20.6	$ 8.9	$ (8.7)	$ (80.3)	$ (32.4)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.7	0.7
Items outside the normal course of business:						
Costs of group restructure	—	—	—	—	—	—
Acquisition and integration related transaction expenses	—	—	—	—	2.9	2.9
Refinancing of company debt	—	—	—	—	0.8	0.8
Italian tax related costs related to prior years	—	1.4	—	—	—	1.4
Stock-based compensation expense	1.3	0.6	0.5	0.4	7.4	10.3
Depreciation and amortization	24.3	3.7	3.1	15.9	1.7	48.6
Total other expense (net)	—	—	—	—	44.7	44.7
Income tax	—	—	—	—	—	—
Adjusted EBITDA ($)	$ 52.7	$ 26.2	$ 12.5	$ 7.6	$ (22.1)	$ 77.0
Adjusted EBITDA (£)	£ 39.0	£ 19.4	£ 9.3	£ 5.6	£ (16.3)	£ 57.0
Exchange rate - $ to £						*1.35*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions. Gaming and Total Revenue include $36.2 million of VAT-related revenue.

INSPIRED ESSENTIAL ENTERTAINMENT

Non-GAAP Reconciliation: FY2020 Adjusted EBITDA by Segment

Twelve Months Ended December 31, 2020

Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 29.5	$ 21.0	$ 4.9	$ (15.8)	$ (72.0)	$ (32.4)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.6	0.6
Items outside the normal course of business:						
Costs of group restructure	—	—	—	—	0.8	0.8
Acquisition and integration related transaction expenses	—	—	—	—	7.0	7.0
Impairment on interest in equity method investee	—	—	—	—	0.7	0.7
Stock-based compensation expense	0.8	0.4	0.3	0.1	3.2	4.8
Depreciation and amortization	27.6	3.7	2.3	16.9	1.8	52.3
Total other expense (net)	—	—	—	—	37.9	37.9
Income tax	—	—	—	—	0.4	0.4
Adjusted EBITDA ($)	$ 57.9	$ 25.1	$ 7.5	$ 1.3	$ (19.7)	$ 72.1
Adjusted EBITDA (£)	£ 44.3	£ 19.6	£ 5.9	£ 0.9	£ (15.2)	£ 55.5
Exchange rate - $ to £						*1.29*

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.
Gaming and Total Adjusted EBITDA include $41.3 million of VAT-related income.

Non-GAAP Reconciliation: FY2019 Adjusted EBITDA by Segment

Twelve Months Ended December 31, 2019

Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 0.3	$ 21.6	$ (3.1)	$ 2.3	$ (62.2)	$ (41.1)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.6	0.6
Items outside the normal course of business:						
Costs of group restructure	1.1	—	0.1	—	2.1	3.3
Acquisition and integration related transaction expenses	—	—	—	—	6.7	6.7
Italian tax related costs relating to prior years	—	0.4	—	—	—	0.4
Stock-based compensation expense	1.0	0.6	0.2	0.1	7.1	9.0
Depreciation and amortization	30.4	2.6	2.9	3.8	2.3	42.0
Total other expense (net)	—	—	—	—	27.9	27.9
Income tax	—	—	—	—	0.1	0.1
Adjusted EBITDA ($)	**$ 32.8**	**$ 25.2**	**$ 0.1**	**$ 6.2**	**$ (15.3)**	**$ 49.0**
Adjusted EBITDA (£)	**£ 25.5**	**£ 19.7**	**£ 0.1**	**£ 4.8**	**£ (11.9)**	**£ 38.2**
Exchange rate - $ to £						*1.28*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

FY2019 results include acquisition of Novomatic assets from October 1, 2020.

INSPIRED
ESSENTIAL ENTERTAINMENT

INSPIRED

ESSENTIAL ENTERTAINMENT

INSPIRED
ESSENTIAL ENTERTAINMENT